                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 9, 2003

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)

---------------------------------------- -------------------------------------- --------------------------------------
               Delaware                                 0-25198                              36-3973627
     (State or other jurisdiction                (Commission File No.)                      (IRS Employer
           or incorporation)                                                             Identification No.)
---------------------------------------- -------------------------------------- --------------------------------------

                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803

                    (Address of principal executive offices)

                                 (708) 293-4050

              (Registrant's telephone number, including area code)

                                       N/A

         (Former name or former address, if changed since last report.)

Item 7.

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

99.1 Amendment Number 1 to $1,550,000 Principal Amount Convertible Note Due July 7, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                             /s/ Arvin Scott
                             --------------------------------------------------
                             Arvin Scott, President and Chief Executive Officer

Dated:  September 23, 2003